                                                                   Exhibit 10.19

                                PERFORMANCE BOND

                         KNOW ALL MEN BY THESE PRESENTS:

               That we, Jazz Casino Company, L.L.C, (the "Principal"), as Principal, and Reliance Insurance Company, a Pennsylvania corporation, and United States Fidelity and Guaranty Company, a Maryland corporation (each a "Surety", and collectively, the "Sureties"), as Sureties, are held and firmly bound, in solido with each other, unto the City of New Orleans (the "City") and the Rivergate Development Corporation, a Louisiana public benefit corporation (the "RDC"), the Louisiana Gaming Control Board (the "LGCB"), Norwest Bank Minnesota, national association, as trustee for the holders of the Senior Subordinated Notes due 2009 with Contingent Payments and the holders of the Senior Subordinated Contingent Notes due 2009 (the "Trustee"), and Bankers Trust Company (the "Administrative Agent") as administrative agent for certain lenders (the "Banks") (each an "Obligee" and collectively, the "Obligees") in the amounts set forth in Section 2(b) hereof, for payment of which sums under the terms of this Performance Bond (this "Bond") we bind ourselves, our heirs, personal representatives, successors, and assigns, jointly and severally (and in the case of the Sureties, in solido with each other), on the terms and conditions set forth below.

               WHEREAS, the Principal, the RDC, and the City have entered into that certain Amended and Restated General Development Agreement of even date herewith (the "GDA"), the terms of which are fully incorporated herein by reference, with respect to, among other things, the Phase I and II Construction (as defined in the GDA).

               WHEREAS, Harrah's Entertainment, Inc., a Delaware corporation, and Harrah's Operating Company, Inc., a Delaware corporation (collectively, the "Completion Guarantors"), have entered into that certain City/RDC Completion Guarantee of even date herewith in favor of the City and the RDC, that certain LGCB Completion Guarantee of even date herewith in favor of the LGCB, that certain Notes Completion Guarantee of even date herewith in favor of the Trustee, and that certain Bank Completion Guarantee of even date herewith in favor of the Administrative Agent (each a "Completion Guarantee" and collectively, the "Completion Guarantees"), the terms of which Completion Guarantees are fully incorporated herein by reference.

                  NOW, THEREFORE, the condition of this Bond is as follows:

               1. Obligations of Sureties. If (i) the Principal defaults under
Section 2.13(a) of the GDA with regard to the commencement or completion of all or any portion of the Phase I and II Construction excluding the Principal's obligations in respect of the Minimum FF&E (as defined in the GDA), and (ii) such Obligee provides notice to the Sureties at the address set forth in Section 4 hereof of the foregoing, then the Sureties shall thereupon (A) take all steps necessary to secure the Development (as defined in the GDA) to prevent damage or deterioration to the Development and unauthorized access or entry to the Development, and (B) diligently, expeditiously and continuously prosecute or cause to be prosecuted to completion the Phase I and II Construction (excluding the Minimum FF&E) or such portion thereof as shall be the subject of such demand in accordance with Section 2.13(a) of the GDA (the "Performance Bond Construction"), subject to the terms set forth in Section 2 hereof.

               2. Terms and Conditions. The obligations of the Sureties under this Bond shall be subject to the following terms and conditions: a. Subject to
Section 2.e. hereof, the Sureties' obligations under this Bond to each Obligee shall terminate (i) upon the completion of the Performance Bond Construction or
(ii) as to each Obligee, upon the termination of the Completion Obligations of the Completion Guarantors with respect to each such Obligee, respectively, pursuant to Section 12.3 of the respective Completion Guarantee in favor of such Obligee.

                  b. The Sureties under this Bond shall in no event be liable to the Obligees or be required to expend funds in prosecuting or causing to be prosecuted to completion the Performance Bond Construction together with reimbursement of any fees or costs pursuant to Section 10.a. hereof in an aggregate amount under this Bond in excess of One Hundred Nineteen Million Dollars ($119,000,000).

                  c. Any performance by the Sureties in satisfaction of their obligations in accordance with the terms of this Bond (without modification or compromise of the terms of this Bond) which is made pursuant to the demand of one Obligee shall constitute performance in satisfaction of all obligations that may be owed to all Obligees.

                  d. If the Principal timely prosecutes or causes to be prosecuted to completion all of the Performance Bond Construction, then this Bond shall be null and void and of no further effect. If the Principal timely prosecutes or causes to be prosecuted to completion any portion of the Performance Bond Construction, then this Bond shall be null and void and of no further effect with respect to such portion of the Performance Bond Construction, provided however that this Bond shall remain in effect with respect to such portion of the Performance Bond Construction which has not been completed, subject to the aggregate cost limit set forth in Section 2.b. hereof. The Surety shall have no obligations under this Bond with respect to installation of any of the Minimum FF&E or any other FF&E (as defined in the GDA).

                  e. Except as to any matter as to which written notice shall have been made pursuant to Section 1 hereof prior thereto, the obligations of the Sureties hereunder shall expire on the second anniversary of the date of this Bond, as extended by any period of Force Majeure (as defined in the GDA), regardless of the status of the completion of the Performance Bond Construction or any portion thereof.

               3. Successors and Assigns. This Bond may not be assigned by any party hereto without the consent of the other parties hereto. This Bond shall be binding upon the parties hereto and their respective permitted successors and assigns.

               4. Notices. All notices or other communications required or permitted to be given or delivered pursuant to this Bond shall be in writing and shall be considered as properly given if transmitted by Certified United States mail, postage prepaid, with return receipt requested, overnight courier service, or personal delivery. Any party hereto may from time to time, by notice in writing served upon the other parties hereto pursuant to this Section designate a different address or person to whose attention notices shall be given. Notices hereunder shall be deemed given upon receipt. The address of the parties hereto for notices are:

            Sureties:               Reliance Insurance Company
                                    Three Parkway, 10th Floor
                                    Philadelphia, Pennsylvania 19103
                                    Attention:  Claims Department

                                    United States Fidelity and Guaranty Company
                                    6225 Smith Avenue
                                    Baltimore, Maryland 21203
                                    Attention:  Claims Department

            Principal:              Jazz Casino Company, L.L.C.
                                    512 South Peters
                                    New Orleans, LA  70130
                                    Attention:  President

            with copies to          Harrah's Entertainment, Inc.
            Completion Guarantor:   1023 Cherry Road
                                    Memphis, TN  38117-5423
                                    Attention:  General Counsel

            City and the RDC:       as provided in the City/RDC Completion
                                    Guaranty

            Trustee:                as provided in the Notes Completion
                                    Guarantee

            LGCB:                   as provided in the LGCB Completion
                                    Guarantee

            Administrative Agent:   as provided in the Bank Completion
                                    Guarantee

               5. Copies of Notices. Any notice received by the Sureties from any of the Obligees shall be immediately forwarded by the Sureties to each of the other Obligees and to the Principal and Completion Guarantors at the addresses set forth above.

               6. Modification of GDA. Any obligations of the Sureties to complete the Performance Bond Construction pursuant to Section 2.a. hereof shall be in accordance with Section 2.13(a) of the GDA as in effect on the execution date hereof or as otherwise set forth pursuant to any amendment, modification, supplement, extension, renewal or restatement of the GDA executed by all parties to the GDA as to which the Sureties have been notified by any Obligee. The failure of Obligees to notify the Sureties of any amendment, modification, supplement, extension, renewal or restatement of the GDA shall not be a default under this Bond; provided that the Sureties shall have no obligations in respect of any amendment, modification, supplement, extension, renewal or restatement of the GDA as to which they have not been notified.

               7. No Other Parties Benefited. No other parties other than those named in this Bond shall have any rights hereunder.

               8. Time for Filing Suit. Any suit under this Bond must be instituted before the expiration of two (2) years from the date of a notice to the Sureties pursuant to Section 1 hereof.

               9. Definitions. As used in this Bond, the following terms shall have the following meanings, such meanings to be equally applicable to both the singular and plural forms of the terms defined:

               "Act" shall mean the Louisiana Economic Development and Gaming Corporation Act as set forth in LSA R.S. 4:601 et seq., adopted by the Legislature of the State of Louisiana as No. 384, Acts 1992, as amended, and regulations adopted thereunder, amendments and reenactment of LSA R.S. 36:801.1(A) and enactment of LSA R.S. 27:1 et seq., adopted by the Legislature of the State of Louisiana as Act 7, First Extraordinary Session, 1996, and regulations adopted thereunder; the Local Option Gaming election as set forth in LSA R.S. 18:1300.21, adopted by the Legislature of the State of Louisiana as Act 57, First Extraordinary Session 1996, and the act adopted by the Legislature of the State of Louisiana as Act 98, First Extraordinary Session, 1996.

               "Casino Operating Contract" shall mean that certain Amended and Restated Casino Operating Contract by and between the Principal and the LGCB entered into pursuant to the Plan (as defined in the GDA).

10.      Fees and Costs

                  a. Following any default by the Principal under Section 2.13(a) of the GDA, the Sureties shall reimburse the reasonable attorneys' fees and costs of the Obligees to enforce any rights in respect of the breach of
Section 2.13(a) of the GDA.

                  b. The Sureties shall reimburse the reasonable attorney's fees and costs of the Obligees to enforce this Bond as a result of any default by the Sureties in the performance of this Bond.

11.      Submission to Jurisdiction

                  a. Each party to this Bond hereby submits to the jurisdiction of the State of Louisiana and the courts thereof, for the purposes of any suit, action of other proceeding arising out of or relating to this Bond and hereby agrees not to assert by way of motion as a defense or otherwise that such action is brought in an inconvenient forum or that the venue of such action is improper or that the subject matter thereof may not be enforced in or by such courts.

                  b. If at any time during the term of this Bond, any party hereto is not a resident of the State of Louisiana or has no officer, director, employee, or agent thereof available for service of process as a resident of the State of Louisiana, or if any permitted assignee thereof shall be a foreign corporation, partnership or other entity or shall have no officer, director employee, or agent available for service of process in the State of Louisiana, any such party or its assignee hereby designates the Secretary of State, State of Louisiana, its agent for the service of process in any court action arising out of or relating to this Bond and such service shall be made as provided by the laws of the State of Louisiana for service upon a non-resident; provided, however, that at the time of service on the Secretary of State, copy of such service shall be delivered to such party in the manner provided in Section 4 hereof. 12. Governing Law. This Bond shall be governed and construed in accordance with the internal substantive laws of the State of Louisiana regardless of the laws which might otherwise govern under Louisiana's or other applicable concepts of conflicts of law.

                            [SIGNATURE PAGES FOLLOW]

          Signed and sealed the 29th day of October, 1998.


                      PRINCIPAL:           JAZZ CASINO COMPANY, L.L.C., a
                                           Louisiana limited liability company


                                           By: /s/ Frederick W. Burford
                                              ---------------------------------

                                           Name: Frederick W. Burford
                                              ---------------------------------

                                           Title: President
                                              ---------------------------------

                      SURETIES:            RELIANCE INSURANCE COMPANY


                                           By:
                                              ---------------------------------

                                           Name:
                                              ---------------------------------

                                           Title:
                                              ---------------------------------

                                           UNITED STATES FIDELITY AND
                                           GUARANTY COMPANY


                                           By:
                                              ---------------------------------

                                           Name:
                                              ---------------------------------

                                           Title:
                                              ---------------------------------

          Signed and sealed the 29th day of October, 1998.


                      PRINCIPAL:           JAZZ CASINO COMPANY, L.L.C., a
                                           Louisiana limited liability company

                                           By: /s/
                                              ---------------------------------

                                           Name:
                                              ---------------------------------

                                           Title:
                                              ---------------------------------


                      SURETIES:            RELIANCE INSURANCE COMPANY


                                           By: /s/ E. J. Pennisi, Jr.
                                              ---------------------------------

                                           Name: E. J. Pennisi, Jr.
                                              ---------------------------------

                                           Title: Attorney In Fact
                                              ---------------------------------


                                           UNITED STATES FIDELITY AND
                                           GUARANTY COMPANY


                                           By:   /s/ E. J. Pennisi, Jr.
                                              ---------------------------------

                                           Name: E. J. Pennisi, Jr.
                                              ---------------------------------

                                           Title: Attorney In Fact
                                              ---------------------------------

     Countersignature:

     /s/ Wayne C. Solis
     ---------------------------------
     Wayne C. Solis, LA Resident Agent
     J&H Marsh & McLennan of Louisiana, Inc.
     601 Poydras St., Suite 1850
     New Orleans, LA 70130
     License No. 107761

Accepted and agreed:

OBLIGEES:


         TRUSTEE


         By: /s/ Raymond Haverstock
            ---------------------------------------

         Name: Raymond Haverstock
            ---------------------------------------

         Title: Vice President
            ---------------------------------------


         LOUISIANA GAMING CONTROL BOARD


         By:  /s/ Hillary J. Crain
            ---------------------------------------

         Name: Hillary J. Crain
            ---------------------------------------

         Title: Chairman
            ---------------------------------------

         CITY OF NEW ORLEANS


         By:
            ---------------------------------------

         Name:
            ---------------------------------------

         Title:
            ---------------------------------------


         RIVERGATE DEVELOPMENT CORPORATION


         By:
            ---------------------------------------

         Name:
            ---------------------------------------

         Title:
            ---------------------------------------

Accepted and agreed:

OBLIGEES:


         TRUSTEE


         By:
            ---------------------------------------

         Name:
            ---------------------------------------

         Title:
            ---------------------------------------


         LOUISIANA GAMING CONTROL BOARD


         By:
            ---------------------------------------

         Name:
            ---------------------------------------

         Title:
            ---------------------------------------

         CITY OF NEW ORLEANS


         By:  /s/ Marc H. Morial
            ---------------------------------------

         Name: Marc H. Morial
            ---------------------------------------

         Title: Mayor
            ---------------------------------------


         RIVERGATE DEVELOPMENT CORPORATION


         By:
            ---------------------------------------

         Name:
            ---------------------------------------

         Title:
            ---------------------------------------

Accepted and agreed:

OBLIGEES:


         TRUSTEE


         By:
            ---------------------------------------

         Name:
            ---------------------------------------

         Title:
            ---------------------------------------


         LOUISIANA GAMING CONTROL BOARD


         By:
            ---------------------------------------

         Name:
            ---------------------------------------

         Title:
            ---------------------------------------

         CITY OF NEW ORLEANS


         By:
            ---------------------------------------

         Name:
            ---------------------------------------

         Title:
            ---------------------------------------


         RIVERGATE DEVELOPMENT CORPORATION


         By: /s/ Helen S. Kohlman
            ---------------------------------------

         Name: Helen S. Kohlman
            ---------------------------------------

         Title: Vice-President
            ---------------------------------------

         ADMINISTRATIVE AGENT:


         By:       /s/ Gregory P. Shefrin
            ---------------------------------------

         Name:         Gregory P. Shefrin
            ---------------------------------------

         Title:        Vice President
            ---------------------------------------


                                      S-3